Exhibit 99.B(9)(d)

FOURTEENTH AMENDMENT TO THE

AMENDED AND RESTATED MULTI-TRUST CUSTODY AGREEMENT

THIS FOURTEENTH AMENDMENT dated as of the last date written below (the “Effective Date”), to the Amended and Restated Multi-Trust Custody Agreement, dated as of June 14, 2013, as amended (the “Agreement”), is entered into by and between each of SEI Institutional Managed Trust, a Massachusetts business trust (“SIMT”), SEI Institutional Investments Trust, a Massachusetts business trust (“SIIT”), SEI daily income trust, a Massachusetts business trust (“SDIT”), sei asset allocation trust, a Massachusetts business trust (“SAAT”), sei tax exempt trust, a Massachusetts business trust (“STET”), SEI INSURANCE PRODUCTS TRUST, a Delaware statutory trust (“SIPT”), SEI EXCHANGE TRADED FUNDS, a Delaware statutory trust (“SETF”), SEI CATHOLIC VALUES TRUST, a Delaware statutory trust (“SCVT”) and new Covenant Funds, a Delaware statutory trust (“NCF”) (each a “Trust” and, collectively, the “Trusts”), severally and not jointly, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to add the SEI Exchange Traded Funds and to add SEI High Yield Bond & Alternative Credit ETF, a series of the SEI Exchange Traded Funds; and

WHEREAS, the parties desire to amend the fees listed in Exhibit B of the Agreement;

WHEREAS, Article 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.	As of the Effective Date, Exhibit B of the Agreement is hereby superseded and replaced in its entirety with Exhibit B attached hereto.

3.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

SEI INSTITUTIONAL MANAGED TRUST	U.S. BANK NATIONAL ASSOCIATION
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST
SEI TAX EXEMPT TRUST
SEI INSURANCE PRODUCTS TRUST
SEI CATHOLIC VALUES TRUST
SEI EXCHANGE TRADED FUNDS
NEW COVENANT FUNDS

By: ________________________________, on behalf of each of the above listed Trusts, severally and not jointly	By:	_______________________________________________
Name:
Name:
Title:
Title:
Date:
Date:

EXHIBIT A

to the Multi-Trust Custody Agreement

Fund Names

Separate Series of the Trusts

SEI Institutional Managed Trust
Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
U.S. Fixed Income Fund
Real Return Fund
Multi-Strategy Alternative Fund
Long/Short Alternative Fund Conservative Income Fund Tax Free Conservative Income Fund Large Cap Index Fund
SEI Institutional Investments Trust
Large Cap Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
Extended Market Index Fund
Strategic U.S. Large Cap Equity Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Managed Volatility Fund
Opportunistic Income Fund (f/k/a Enhanced LIBOR Opportunities Fund)
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Credit Fund (f/k/a Long Duration Corporate Bond Fund)
Ultra Short Duration Bond Fund S&P 500 Index Fund

Limited Duration Bond Fund Intermediate Duration Credit Fund

SEI Daily Income Trust
Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Ultra Short Duration Bond Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund
SEI Asset Allocation Trust
Defensive Strategy Fund
Defensive Strategy Allocation Fund
Conservative Strategy Fund
Conservative Strategy Allocation Fund
Moderate Strategy Fund
Moderate Strategy Allocation Fund
Aggressive Strategy Fund
Tax-Managed Aggressive Strategy Fund
Core Market Strategy Fund
Core Market Strategy Allocation Fund
Market Growth Strategy Fund
Market Growth Strategy Allocation Fund
SEI Tax Exempt Trust
Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Tax-Advantaged Income Fund

SEI INSURANCE PRODUCTS TRUST VP Defensive Strategy Fund VP Conservative Strategy Fund VP Moderate Strategy Fund VP Market Plus Strategy Fund VP Balanced Strategy Fund VP Market Growth Strategy Fund

SEI CATHOLIC VALUES TRUST Catholic Values Fixed Income SEI Exchange Traded Funds SEI High Yield Bond & Alternative Credit ETF New Covenant Funds
New Covenant Income Fund
New Covenant Balanced Income Fund
New Covenant Balanced Growth Fund

EXHIBIT B

to the Multi-Trust Custody Agreement

DOMESTIC CUSTODY SERVICES

FEE SCHEDULE

[REDACTED]

Global Sub-Custodial Services Annual Fee Schedule

[REDACTED]

EXHIBIT C

to the Multi-Trust Custody Agreement

Shareholder Communications Act Election

The Shareholder Communications Act of 1985 requires banks and trust companies to make an effort to permit direct communication between a company which issues securities and the shareholder who votes those securities.

Unless you specifically require us to NOT release your name and address to requesting companies, we are required by law to disclose your name and address.

Your “no” to disclosure will apply to all U.S. securities Custodian holds for you now and in the future, unless you change your mind and notify us in writing. A “no” election may prevent Custodian from obtaining, on your behalf, the most favorable tax rate for American Depository Receipts (ADRs) held in your account.

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.	______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.
SEI Institutional Managed Trust By: __________________________________ Title: ________________________________ Date: ________________________________		SEI Institutional investments Trust By: __________________________________ Title: ________________________________ Date: ________________________________

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.	______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.
SEI daily income Trust By: __________________________________ Title: ________________________________ Date: ________________________________		SEI asset allocation Trust By: __________________________________ Title: ________________________________ Date: ________________________________

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.	______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.
SEI tax exempt Trust By: __________________________________ Title: ________________________________ Date: ________________________________		SEI INSURANCE PRODUCTS TRUST By: __________________________________ Title: ________________________________ Date: ________________________________

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.	______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.
SEI CATHOLIC VALUES TRUST By: __________________________________ Title: ________________________________ Date: ________________________________		SEI EXCHANGE TRADED FUNDS TRUST By: __________________________________ Title: ________________________________ Date: ________________________________

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.
NEW COVENANT FUNDS By: __________________________________ Title: ________________________________ Date: ________________________________